EXHIBIT 10.2

FIFTH AMENDMENT TO
REVOLVING CREDIT AGREEMENT

THIS FIFTH AMENDMENT TO REVOLVING CREDIT AGREEMENT (this “Amendment”), is made and entered into as of October 8, 2013, by and among AARON’S, INC., a Georgia corporation (“Borrower”), each of the lending institutions listed on the signature pages hereto (such lenders, the “Lenders”) and SUNTRUST BANK, a banking corporation organized and existing under the laws of Georgia having its principal office in Atlanta, Georgia, as Administrative Agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to a certain Revolving Credit Agreement, dated as of May 23, 2008, as amended by that certain First Amendment to Revolving Credit Agreement dated as of March 31, 2011, by that certain Second Amendment to Revolving Credit Agreement dated as of May 18, 2011, by that certain Third Amendment to Revolving Credit Agreement dated as of July 1, 2011 and by that certain Fourth Amendment to Revolving Credit Agreement dated as of December 13, 2012 (as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement), pursuant to which the Lenders have made certain financial accommodations available to the Borrower;

WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent amend certain provisions of the Credit Agreement, and subject to the terms and conditions hereof, the Lenders are willing to do so;

NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of all of which are acknowledged, the Borrower, the Lenders and the Administrative Agent agree as follows:

1.Amendments.

(A) Section 5.1(e) of the Credit Agreement is hereby replaced in its entirety with the following:

(e)    promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed with the Securities and Exchange Commission, or any Governmental Authority succeeding to any or all functions of said Commission, or with any national securities exchange, or distributed by the Borrower to its shareholders generally, as the case may be, it being agreed that the requirements of this subsection may be satisfied by the delivery of the applicable reports, statements or other materials to the Securities and Exchange Commission to the extent that such reports, statements or other materials are available to the Lenders on EDGAR; and

(B) Section 7.5 of the Credit Agreement is hereby replaced in its entirety with the following:

Section 7.5 Restricted Payments. The Borrower will not, and will not permit its Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any dividend on any class of its stock, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, retirement, defeasance or other acquisition of, any shares of common stock or Indebtedness subordinated to the Obligations of the Borrower or any options, warrants, or other rights to purchase such common stock or such subordinated Indebtedness, whether now or hereafter outstanding (each, a “Restricted Payment”), except for (i) dividends payable by the Borrower solely in shares of any class of its common stock, (ii) Restricted Payments made by any Subsidiary to the Borrower or to another Subsidiary Loan Party, and (iii) other Restricted Payments made by the Borrower in cash so long as after giving pro forma effect to the payment thereof, (x) no Default or Event of Default has occurred and is continuing or would result therefrom and (y) the Borrower and its Subsidiaries would be in pro forma compliance with the financial covenants in Article VI measured as of the last day of the most recently ended Fiscal Quarter for which financial statements are required to have been delivered hereunder.

2. Conditions to Effectiveness of this Amendment. Notwithstanding any other provision of this Amendment and without affecting in any manner the rights of the Lenders hereunder, it is understood and agreed that this Amendment shall not become effective, and the Borrower shall have no rights under this Amendment, until the Administrative Agent shall have received (i) executed counterparts to this Amendment from the Borrower, each of the Guarantors and the Lenders, (ii) reimbursement or payment of the Administrative Agent’s reasonable costs and expenses incurred in connection with this Amendment (including reasonable fees, charges and disbursements of King & Spalding LLP, counsel to the Administrative Agent) and (iii) amendments to the 2011 Note Agreement and the Loan Facility Agreement, in each case in form and substance satisfactory to the Administrative Agent and making equivalent modifications to those set forth above.

3.    Representations and Warranties. To induce the Lenders and the Administrative Agent to enter into this Amendment, each Loan Party hereby represents and warrants to the Lenders and the Administrative Agent that:

(a)    The execution, delivery and performance by such Loan Party of this Amendment (i) are within such Loan Party’s power and authority; (ii) have been duly authorized by all necessary corporate and shareholder action; (iii) are not in contravention of any provision of such Loan Party’s certificate of incorporation or bylaws or other organizational documents; (iv) do not violate any law or regulation, or any order or decree of any Governmental Authority; (v) do not conflict with or result in the breach or termination of, constitute a default under or accelerate any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which such Loan Party or any of its Subsidiaries is a party or by which such Loan Party or any such Subsidiary or any of their respective property is bound; (vi) do not result in the creation or imposition of any Lien upon any of the property of such Loan Party or any of its Subsidiaries; and (vii) do not require the consent or approval of any Governmental Authority or any other person;

(b)    This Amendment has been duly executed and delivered for the benefit of or on behalf of each Loan Party and constitutes a legal, valid and binding obligation of each Loan Party, enforceable against such Loan Party in accordance with its terms except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors’ rights and remedies in general;

(c)    After giving effect to this Amendment, the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects, and no Default or Event of Default has occurred and is continuing as of the date hereof.

4.    Reaffirmation of Guaranty. Each Guarantor consents to the execution and delivery by the Borrower of this Amendment and jointly and severally ratify and confirm the terms of the Subsidiary Guarantee Agreement with respect to the indebtedness now or hereafter outstanding under the Credit Agreement as amended hereby and all promissory notes issued thereunder. Each Guarantor acknowledges that, notwithstanding anything to the contrary contained herein or in any other document evidencing any indebtedness of the Borrower to the Lenders or any other obligation of the Borrower, or any actions now or hereafter taken by the Lenders with respect to any obligation of the Borrower, the Subsidiary Guarantee Agreement (i) is and shall continue to be a primary, absolute and unconditional obligation of such Guarantor, except as may be specifically set forth in the Subsidiary Guarantee Agreement, and (ii) is and shall continue to be in full force and effect in accordance with its terms. Nothing contained herein to the contrary shall release, discharge, modify, change or affect the original liability of the Guarantors under the Subsidiary Guarantee Agreement.

5.    Effect of Amendment. Except as set forth expressly herein, all terms of the Credit Agreement, as amended hereby, and the other Loan Documents shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of the Borrower to the Lenders and the Administrative Agent. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement.

6.    Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of Georgia and all applicable federal laws of the United States of America.

7.    No Novation. This Amendment is not intended by the parties to be, and shall not be construed to be, a novation of the Credit Agreement or an accord and satisfaction in regard thereto.

8.    Costs and Expenses. The Borrower agrees to pay on demand all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and out-of-pocket expenses of outside counsel for the Administrative Agent with respect thereto.

9.    Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile transmission or by electronic mail in pdf form shall be as effective as delivery of a manually executed counterpart hereof.

10.    Binding Nature. This Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective successors, successors-in-titles, and assigns.

11.    Entire Understanding. This Amendment sets forth the entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotiations or agreements, whether written or oral, with respect thereto.

[Signature Pages To Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed, under seal in the case of the Borrower and the Guarantors, by their respective authorized officers as of the day and year first above written.

BORROWER:

AARON’S, INC.

By: /s/ Gilbert L. Danielson
Name: Gilbert L. Danielson
Title: Executive Vice President, Chief Financial Officer

GUARANTORS:

AARON INVESTMENT COMPANY, as
Guarantor

By: /s/ Gilbert L. Danielson
Name: Gilbert L. Danielson
Title: Vice President and Treasurer

AARON’S PRODUCTION COMPANY, as
Guarantor

By: /s/ Gilbert L. Danielson
Name: Gilbert L. Danielson
Title: Vice President and Treasurer

99 LTO, LLC, as Guarantor

By: AARON’S, INC., its Sole Manager

By: /s/ Gilbert L. Danielson
Name: Gilbert L. Danielson
Title: Executive Vice President, Chief Financial Officer

[SIGNATURE PAGE TO FIFTH AMENDMENT TO
REVOLVING CREDIT AGREEEMENT]

LENDERS:

SUNTRUST BANK

By: /s/ Kelly Gunter
Name: Kelly Gunter
Title: Director

[SIGNATURE PAGE TO FIFTH AMENDMENT TO
REVOLVING CREDIT AGREEEMENT]

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:    /s/ Ashley Walsh
Name: Ashley Walsh
Title: Vice President

[SIGNATURE PAGE TO FIFTH AMENDMENT TO
REVOLVING CREDIT AGREEEMENT]

REGIONS BANK

By: /s/ Scott J. Rossman
Name: Scott J. Rossman
Title: Senior Vice President

[SIGNATURE PAGE TO FIFTH AMENDMENT TO
REVOLVING CREDIT AGREEEMENT]

BRANCH BANKING AND TRUST COMPANY

By: /s/ Bradley B. Sands
Name: Bradley B. Sands
Title: Assistant Vice President

[SIGNATURE PAGE TO FIFTH AMENDMENT TO
REVOLVING CREDIT AGREEEMENT]

BANK OF AMERICA, N.A.

By: /s/ Ryan Maples
Name: Ryan Maples
Title: Vice President

[SIGNATURE PAGE TO FIFTH AMENDMENT TO
REVOLVING CREDIT AGREEMENT]